Exhibit 10.16
AMENDMENT NO. 8 TO CREDIT AGREEMENT AND WAIVER
THIS AMENDMENT NO. 8 TO CREDIT AGREEMENT AND WAIVER (this “Amendment”) is entered into as of February 20, 2015, by and among the Lenders identified on the signature pages hereof (such Lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as administrative agent for the Lenders (in such capacity, “Agent”), REG SERVICES GROUP, LLC, an Iowa limited liability company (“REG Services”), and REG MARKETING & LOGISTICS GROUP, LLC, an Iowa limited liability company (“REG Marketing”; together REG Services and REG Marketing are each referred to herein as a “Borrower”, and jointly and severally as the “Borrowers”).
WHEREAS, Borrowers, Agent, and Lenders are parties to that certain Credit Agreement dated as of December 23, 2011, as amended by that certain Amendment No. 1 to Credit Agreement dated as of January 31, 2012, that certain Amendment No. 2 to Credit Agreement dated as of February 29, 2012, that certain Waiver and Amendment No. 3 to Credit Agreement dated as of May l, 2012, that certain Amendment No. 4 to Credit Agreement dated as of January 9, 2013, that certain Amendment No. 5 to Credit Agreement dated as of August 9, 2013, that certain Amendment No. 6 to Credit Agreement dated as of December 23, 2013, and that certain Amendment No. 7 to Credit Agreement dated as of May 19, 2014 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, certain Plant Loan Parties have accepted intercompany advances from REG Capital, LLC, an Iowa limited liability company, that, in the absence of the agreements in Section 3 of this Amendment, would constitute defaults under Sections 6.1 and 6.12(a) of the Credit Agreement and the Borrowers have failed to provide notice thereof to the Agent and Lenders as required by Section 5.1 of the Credit Agreement (the “Specified Defaults”); and
WHEREAS, Borrowers, Agent and Lenders have agreed to amend the Credit Agreement in certain respects and provide for the waivers specified herein;
NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:
1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.
2. Amendments to Credit Agreement: Subject to the satisfaction of the conditions set forth in Section 7 below, and in reliance upon the representations and warranties of Borrowers set forth in Section 8 below, the Credit Agreement is hereby amended as follows:

(a) Clause (a) of Section 6.9 of the Credit Agreement is hereby amended and restated in its entirety as follows:
(a) Any Plant Loan Party may make distributions (other than distributions of Inventory or proceeds prior to the receipt by such Plant Loan Party of payment on account thereof); and
(b) Clause (d) of Section 6.12 of the Credit Agreement is hereby amended and restated in its entirety as follows:
(d) sales and purchases of feedstock, chemicals, renewable diesel, biodiesel or other biofuel in the ordinary course of business between Secured Loan Parties,
(c) Clause (a) of Section 17.15 of the Credit Agreement is hereby amended to add the phrase “, renewable diesel or other biofuel” after the word “biodiesel”.
(d) Clause (a) of the definition of “Borrowing Base” set forth in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:
(a) the sum of (i)85% of the amount of Eligible Billed Accounts, (ii) (A) until April 30, 2015, the lesser of $17,500,000 and 85% of Eligible Blender’s Credit Accounts, and (B) thereafter, the lesser of $7,500,000 and 85% of Eligible Blender’s Credit Accounts, and (iii) the lesser of $10,000,000 and 85% of Eligible Unbilled Accounts, less (iv)the amount, if any, of the Dilution Reserve, plus
(e) Clause (i) of the definition of “Eligible Billed Accounts” set forth in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:
(i) Accounts with respect to an Account Debtor (other than a Specified Account Debtor) whose total obligations owing to Designated Loan Parties exceed 10% (such percentage, as applied to a particular Account Debtor, being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of such Account Debtor deteriorates) of all Eligible Accounts, to the extent of the obligations owing by such Account Debtor in excess of such percentage, or Accounts with respect to a Specified Account Debtor whose total obligations owing to Designated Loan Parties exceed 20% (35% in the case of any such Accounts owing by Pilot Travel Centers LLC) (such percentage, as applied to a particular Specified Account Debtor, being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of such Account Debtor deteriorates) of all Eligible Accounts, to the extent of the obligations owing by such Specified Account Debtor in excess of such percentage; provided, however, that, in each case, the amount of Eligible Accounts that are excluded because they exceed the foregoing percentage shall be determined by Agent based on all of the otherwise Eligible Accounts prior to giving effect to any eliminations based upon the foregoing concentration limit,

(f) The definition of “Permitted Intercompany Advances” set forth in Schedule 1.1 to the Credit Agreement is hereby amended and restated in its entirety as follows:
“Permitted Intercompany Advances” means loans made by (a) Designated Loan Party to another Designated Loan Party, (b) a non-Loan Party to another non-Loan Party, (c) a non-Loan Party to a Loan Party, so long as the parties thereto are party to the Intercompany Subordination Agreement, (d) Parent to a Borrower, so long as the parties thereto are party to the Intercompany Subordination Agreement, (e) a Designated Loan Party to a non-Loan Party or Plant Loan Party (other than as provided in clause (f) below) so long as (i) the amount of such loans does not exceed $250,000 outstanding at any one time, (ii) no Event of Default has occurred and is continuing or would result therefrom, and (iii) Borrowers have Excess Availability plus Qualified Cash of $10,000,000 or greater immediately after giving effect to each such loan, and (f) by REG Marketing to a Plant Loan Party in respect of purchases of Inventory by a Plant Loan Party from REG Marketing on credit in the ordinary course of business consistent with past practices, so long as such Plant Loan Party pays for such purchases within 60 days of sale).
(g) Schedules A-2, D-1, E-1, P-1, P-2, S-1, 4.1(b), 4.1(c), 4.6(a), 4.6(b), 4.6(c), 4.6(d), 4.7(b), 4.12, 4.13, 4.15, 4.17, 4.19 and 4.28 of the Credit Agreement are hereby amended and restated in their entirety as set forth in Exhibit A hereto.
3. Waiver. Subject to the satisfaction of the conditions set forth in Section 7 below, and in reliance upon the representations and warranties of Borrowers set forth in Section 8 below, Agent and Lenders hereby agree to waive the Specified Defaults. Except to the extent expressly set forth herein, this waiver shall not constitute a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document or a waiver, release or limitation upon the exercise by Agent or any Lender of any of its rights, legal or equitable, hereunder or under the Credit Agreement or any other Loan Document.
4. Post-Closing Covenants.
(a) Within forty-five (45) days of the date hereof (or such later date as may be agreed to in writing by Agent in its sole discretion), either (i) the Borrowers shall provide to Agent a lender loss payable endorsement in form and substance reasonably acceptable to Agent, to the following REG Geismar, LLC’s property insurance policy: 31-3-77540 (Westport Insurance Corporation) or (ii) none of the Inventory of REG Geismar, LLC shall be considered Eligible Inventory until such endorsement has been received by Agent.
(b) Within forty-five (45) days of the date hereof (or such later date as may be agreed to in writing by Agent in its sole discretion), either (i) the Borrowers shall provide to Agent a notice of cancellation endorsement, in form and substance reasonably acceptable to Agent, to REG Geismar, LLC’s liability insurance policy or (ii) none of the Inventory of REG Geismar, LLC shall be considered Eligible Inventory until such endorsement has been received by Agent.
5. Continuing Effect. Except as expressly set forth in Section 2 and Section 3 of this Amendment, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby.
6. Reaffirmation and Confirmation. Each Borrower hereby ratifies, affirms, acknowledges and agrees that the Credit Agreement and the other Loan Documents represent the valid, enforceable and collectible obligations of Borrowers, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other Loan Document. Each Borrower hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by each Borrower in all respects.
7. Conditions to Effectiveness.
(a) This Amendment shall become effective upon the satisfaction of each of the following conditions precedent, each in form and substance acceptable to Agent:
(i) Agent shall have received a fully executed copy of this Amendment in form and substance acceptable to Agent, together with such other documents, agreements and instruments as Agent may require or reasonably request; and
(ii) No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment.
8. Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, Borrowers hereby jointly and severally represent and warrant to Agent and Lenders that, after giving effect to this Amendment:
(a) All representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date;
(b) No Default or Event of Default has occurred and is continuing; and
(c) This Amendment and the Credit Agreement, as modified hereby, constitute legal, valid and binding obligations of each Borrower and are enforceable against each Borrower in accordance with their respective terms.
9. Miscellaneous.
(a) Expenses. Borrowers jointly and severally agree to pay on demand all Lender Group Expenses of Agent (including, without limitation, the fees and expenses of outside counsel for Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of this Amendment and the Credit Agreement as modified hereby.
(b) Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of California. The choice of law and venue, jury trial waiver and California judicial reference provisions set forth in Section 12 of the Credit Agreement are incorporated herein by reference and shall apply in all respects to this Amendment.
(c) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by facsimile or other electronic delivery shall be equally effective as delivery of an original executed counterpart of this Amendment.
10. Release.
(a) In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower and each other Loan Party (by its execution and delivery of the attached Consent and Reaffirmation), on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any such Loan Party or any of their respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto which arises at any time on or prior to the day and date of this Amendment.
(b) Each Borrower and each other Loan Party (by its execution and delivery of the attached Consent and Reaffirmation) warrants, represents and agrees that it is fully aware of California Civil Code Section 1542, which provides as follows:
SEC. 1542. GENERAL RELEASE. A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

Each Borrower and each other Loan Party (by its execution and delivery of the attached Consent and Reaffirmation) hereby expressly waives the provisions of California Civil Code Section 1542, and any rights they may have to invoke the provisions of that statute now or in the future with respect to the Claims being released pursuant to this Section 10. In connection with the foregoing waiver and relinquishment, each Borrower and each other Loan Party (by its execution and delivery of the attached Consent and Reaffirmation) acknowledges that they are aware that they or their attorneys or others may hereafter discover claims or facts in addition to or different from those which the parties now know or believe to exist with respect to the subject matter of the Claims being released hereunder, but that it is nevertheless the intention of each Borrower and each other Loan Party (by its execution and delivery of the attached Consent and Reaffirmation) to fully, finally and forever settle, release, waive and discharge all of the Claims which are being released pursuant to this Section 10. The release given herein shall remain in effect as a full and complete general release, notwithstanding the discovery or existence of any such additional or different claims or facts.
(c) Each Borrower and each other Loan Party (by its execution and delivery of the attached Consent and Reaffirmation) understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
(d) Each Borrower and each other Loan Party (by its execution and delivery of the attached Consent and Reaffirmation) agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.
[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

REG SERVICES GROUP, LLC, an Iowa limited liability company

By:	/s/ Daniel J. Oh
Title:	Daniel J. Oh
Title:	President

REG MARKETING & LOGISTICS GROUP,
LLC, an Iowa limited liability company

By:	/s/ Daniel J. Oh
Name:	Daniel J. Oh
Title:	President
Signature Page to Amendment No. 8 to Credit Agreement and Waiver

WELLS FARGO CAPITAL FINANCE, LLC,
a Delaware limited liability company, as Agent and as a Lender

By:	/s/ Barry Felker
Name:	Barry Felker
Title:	Authorized Signatory
Signature Page to Amendment No. 8 to Credit Agreement and Waiver

CONSENT AND REAFFIRMATION
Renewable Energy Group, Inc., a Delaware corporation, as a Guarantor, REG Houston, LLC, a Texas limited Liability company, as a Plant Loan Party, REG Albert Lea, LLC, an Iowa limited liability company, as a Plant Loan Party, and REG New Boston, LLC, an Iowa limited liability company, as a Plant Loan Party (each of the foregoing, a “Loan Party”) hereby (i) acknowledges receipt of a copy of the foregoing Amendment No. 8 to Credit Agreement and Waiver (terms defined therein and used, but not otherwise defined, herein shall have the meanings assigned to them therein); (ii) consents to each Borrower’s execution and delivery thereof; (iii) agrees to be bound thereby, including Section 10 of the foregoing Amendment No. 8 to Credit Agreement and Waiver; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever any Loan Documents to which the undersigned is a party and reaffirms that each such Loan Document is and shall continue to remain in full force and effect. Although each Loan Party has been informed of the matters set forth herein and has acknowledged and agreed to same, each Loan Party understands that Agent and Lenders have no obligation to inform such Loan Party of such matters in the future or to seek such Loan Party’s acknowledgment or agreement to future consents, amendments or waivers, and nothing herein shall create such a duty.

RENEWABLE ENERGY GROUP, INC., a Delaware corporation, as a Guarantor

By:	/s/ Daniel J. Oh
Name:	Daniel J. Oh
Title:	President

REG HOUSTON, LLC, a Texas limited liability company, as a Plant Loan Party

By:	/s/ Daniel J. Oh
Name:	Daniel J. Oh
Title:	President

REG ALBERT LEA, LLC, an Iowa limited liability company, as a Plant Loan Party

By:	/s/ Daniel J. Oh
Name:	Daniel J. Oh
Title:	President

REG NEW BOSTON, LLC, an Iowa limited liability company, as a Plant Loan Party

By:	/s/ Daniel J. Oh
Name:	Daniel J. Oh
Title:	President
Consent and Reaffirmation to Amendment No. 8 to Credit Agreement and Waiver

Exhibit A
Schedules to Credit Agreement

Schedule A-2
Authorized Persons
Daniel J. Oh
Gary Haer
Natalie Merrill
Jonathon Schwebach

Schedule D-1
Designated Account

Designated Account Bank	Designated Account
Wells Fargo	#4124522426 (an REG Marketing &
420 Montgomery Street	Logistics Group, LLC operating account)
San Francisco, California 94163

Schedule E-1
Eligible Inventory Locations
REG MARKETING & LOGISTICS GROUP, LLC
Plant Locations

Street Address	City	State	Zip Code
300 N. Anderson	Danville	IL	61832
3426 E. 28th Street	Newton	IA	50208
11815 Port Rd.	Seabrook	TX	77586
15200 780th Ave.	Albert Lea	MN	56007
4172 19th Street SW	Mason City	IA	50401
280 Texas Ave	New Boston	TX	75570
36187 Hwy 30	Geismar	LA	70734
Terminal Locations

Company	Street Address	City	State	Zip Code
KM-Stony Island	12200 S. Stony Island Ave.	Chicago	IL	60633
KM-Argo	8500 West 68th St.	Argo	IL	60501
LBC	11666 Port Road	Seabrook	TX	77586
Renewable Energy Group, Inc.	2500 SE 43rd St.	Des Moines	IA	50327
BP Products North America, Inc.	16848 87th St.	Ottumwa	IA	52501
REG SERVICES GROUP, LLC
None.
REG ALBERT LEA, LLC
Plant Locations

Street Address	City	State	Zip Code
15200 780th Ave.	Albert Lea	MN	56007

REG HOUSTON, LLC
Plant Locations

Street Address	City	State	Zip Code
11815 Port Rd.	Seabrook	TX	77586

REG NEW BOSTON, LLC
Plant Locations

Street Address	City	State	Zip Code
280 Texas Ave.	New Boston	TX	75570
REG GEISMAR, LLC
Plant Locations

Street Address	City	State	Zip Code
36187 Hwy 30	Geismar	LA	70734

Schedule P-1
Permitted Investments
Investment balances in the accounts below. Note that total account balances at market value as of December 15, 2011 are shown below in (with negative values in parenthesis), but balances fluctuate from period to period:

FC Stone	#3447 REG Marketing & Logistics
1251 NW Briarcliff Parkway, Suite 800	$2,151,884.65
Kansas City, Missouri 64116	#8810 REG Marketing & Logistics
$1,387,131.30

Schedule P-2
Permitted Liens
None.

Schedule S-1
Specified Account Debtor(s)
Pilot Travel Centers LLC
ExxonMobil Oil Corporation
CITGO Petroleum Corporation
Musket Corporation
Sapp Brothers, Inc.
Valero Marketing and Supply Company
Tesoro Refining & Marketing Company LLC
Flint Hills Resources
Marathon Petroleum Company LP
Mansfield Oil Company

Schedule 4.1(b)
Capitalization of Borrowers

Borrower	Class	Issued and Outstanding
REG Marketing & Logistics Group, LLC	N/A	3,180,312 units
REG Services Group, LLC	N/A	19,265 units

Schedule 4.1(c)
Capitalization of Borrowers’ Subsidiaries
None.

Schedule 4.6(a)
States of Organization

Loan Party	State of Organization
Renewable Energy Group, Inc.	Delaware
REG Albert Lea, LLC	Iowa
REG Geismar, LLC	Delaware
REG Houston, LLC	Texas
REG Marketing & Logistics Group, LLC	Iowa
REG New Boston, LLC	Iowa
REG Services Group, LLC	Iowa

Schedule 4.6(b)
Chief Executive Offices

Loan Party	Street Address	City	State	Zip Code
Renewable Energy Group, Inc.	416 South Bell Avenue	Ames	IA	50010
REG Albert Lea, LLC	416 South Bell Avenue	Ames	IA	50010
REG Geismar, LLC	416 South Bell Avenue	Ames	IA	50010
REG Houston, LLC	416 South Bell Avenue	Ames	IA	50010
REG Marketing & Logistics Group, LLC	416 South Bell Avenue	Ames	IA	50010
REG New Boston, LLC	416 South Bell Avenue	Ames	IA	50010
REG Services Group, LLC	416 South Bell Avenue	Ames	IA	50010

Schedule 4.6(c)
Organizational Identification Numbers

Loan Party	IRS Tax Identification Number	Organizational Identification Number
Renewable Energy Group, Inc.	26-4785427	4682119
REG Albert Lea, LLC	20-8001274	337795
REG Geismar, LLC	26-0440558	4380161
REG Houston, LLC	20-3914060	800571335
REG Marketing & Logistics Group, LLC	20-5983996	337448
REG New Boston, LLC	80-0806941	434708
REG Services Group, LLC	20-5984041	337447

Schedule 4.6(d)
Commercial Tort Claims
None.

Schedule 4.7(b)
Litigation
Renewable Energy Group, Inc. (“REG”) is the plaintiff in an action pending in Texas state court. The lawsuit, Cause No. 2011-51111, is in the 190th Judicial District Court of Harris County, Texas, and names as defendants Robert Dascal, Sabine Biofuels II, LLC (“Sabine”), and Endicott Biofuels II, LLC (“Endicott”). In the action, REG asserts various claims arising from the hiring away of Robert Dascal, a former REG Sales Manager, by Sabine (a joint venture owned in part by Endicott) in violation of Dascal’s contractual obligations to REG. Specifically, REG asserts that Dascal violated the non-compete provision in his employment agreement by commencing a sales position with Sabine, and either has or intends to violate the provisions in his REG agreement regarding non-solicitation of REG’s customers and the use and disclosure of REG’s confidential information. The lawsuit also asserts that Dascal has improperly retained and misappropriated REG’s trade secret and confidential information. With respect to Sabine and Endicott, REG asserts claims for tortious interference with Dascal’s contractual obligations, as well as unfair competition and conspiracy by all defendants. There is a single counter claim asserted by Dascal for declaratory judgment seeking a ruling from the court that the non-compete restriction is unenforceable. Trial in the action is scheduled for December 19-20, 2011. Based upon the information produced to date, any liability of the parties in connection with this matter does not appear to be covered by any insurance policy.

Schedule 4.12
Environmental Matters
None.

Schedule 4.13
Intellectual Property
None.

Schedule 4.15
Deposit Accounts and Securities Accounts

Designated Account Bank	Designated Account
First National Bank of Ames	#142158
405 5th Street
Ames, Iowa 50010

Wells Fargo	#4121462477
420 Montgomery Street	#4124522426
San Francisco, California 94163	#4121525018

FC Stone	#3447 REG Marketing & Logistics
1251 NW Briarcliff Parkway, Suite 800	#8810 REG Marketing & Logistics
Kansas City, Missouri 64116

Schedule 4.17
Material Contracts

1.	Services and Storage Agreement by and between Kinder Morgan Liquids Terminals, LLC and REG Marketing and Logistics Group, LLC dated August 11, 2010 and as amended on December 20, 2010.

2.
Management and Operational Services Agreement by and between REG Services Group, LLC, REG Marketing & Logistics Group, LLC, and Blackhawk Biofuels, LLC dated as of May 9, 2008 and as amended on November 25, 2009.

3.
Management and Operational Services Agreement by and between REG Services Group, LLC, REG Marketing & Logistics Group, LLC and REG Ralston, LLC dated as of September 14, 2007 and as amended on December 1, 2013.

4.	Management and Operational Services Agreement by and between REG Services Group, LLC, REG Seneca, LLC, and REG Marketing & Logistics Group, LLC dated as of December 1, 2013.

5.	Management and Operational Services Agreement by and between REG Services Group, LLC and REG Albert Lea, LLC dated as of December 1, 2013.

6.	Sales and Marketing Agreement by and between REG Services Group, LLC and REG Marketing & Logistics Group, LLC.

7.	Contract Manufacturing Agreement by and between REG Newton, LLC and REG Marketing & Logistics Group, LLC dated as of March 8, 2010 and as amended on December 1, 2013.

8.	REG Danville, LLC Toll Processing Agreement by and between REG Danville, LLC and REG Marketing & Logistics Group, LLC.

9.	Service Agreement by and between REG Services Group, LLC and REG Newton, LLC dated March 8, 2010 and as amended on December 1, 2013.

10.	Management and Operational Services Agreement by and between REG Services Group, LLC and REG Mason City, LLC dated as of December 1, 2013.

11.	REG Mason City, LLC Toll Processing Agreement by and between REG Mason City, LLC and REG Marketing & Logistics Group, LLC, dates as of September 1, 2013.

12.	Management and Operational Services Agreement by and between REG Services Group, LLC and REG New Boston, LLC dated as of December 1, 2013.

13.	Management and Operational Services Agreement by and between REG Services Group, LLC and REG Houston, LLC dated as of December 1, 2013.
14.	Management and Operational Services Agreement by and between REG Services Group, LLC and REG Geismar, LLC dated as of January 1, 2015.

15.	Biodiesel Purchase Agreement by and between Pilot Travel Centers LLC and REG Marketing & Logistics Group, LLC dated as of April 16, 2014.

16.	Tolling Agreement by and between REG Marketing & Logistics Group, LLC and Iowa Renewable Energy, LLC dated as of April 15, 2014.

17.	Railcar Sublease Agreement by and between Iowa Renewable Energy, LLC and REG Marketing & Logistics Group, LLC dated as of March 11, 2013 and as amended on April 15, 2014.

Schedule 4.19
Permitted Indebtedness
None.

Schedule 4.28
Locations of Inventory and Equipment1
REG Marketing & Logistics Group, LLC—Inventory
Plant Locations

Street Address	City	State	Zip Code	Code	Inventory	Equipment
300 N. Anderson	Danville	IL	61832	706	Yes	No
3426 E. 28th Street	Newton	IA	50208	711	Yes	No
406 First Street	Ralston	IA	51459	701	No	No
11815 Port Rd.	Seabrook	TX	77586	707	Yes	Yes
614 Shipyard Road	Seneca	IL	61360	712	No	No
15200 780th Ave	Albert Lea	MN	56007	710	Yes	Yes
4172 19th Street SW	Mason City	IA	50401	716	Yes	No
280 Texas Ave	New Boston	TX	75570	714	Yes	No
36187 Hwy 30	Geismar	LA	70734	750	Yes	Yes
4173 N.E. 80 Ave.	Okeechobee	FL	34972	810	No	No

Terminal Locations

Company	Street Address	City	State	Zip Code	Code
KM-Stony Island	12200 S. Stony Island Ave.	Chicago	IL	60633	309
KM-Argo	8500 West 68th St.	Argo	IL	60501	322
LBC	11666 Port Road	Seabrook	TX	77586	707
Renewable Energy Group, Inc.	2500 SE 43rd St.	Des Moines	IA	50327	310
BP Products North America, Inc.	16848 87th St.	Ottumwa	IA	52501	320
Magellan	55199 State Hwy	Mankato	MN	56001	304
Magellan	2451 W County Rd C	Roseville	MN	55113	305
Magellan	1331 Hwy 42 Southeast	Eyota	MN	55934	302
Magellan	2810 Main Avenue	Clear Lake	IA	50428	318
Magellan	2503 SE 43rd St	Pleasant Hill	IA	50327	327

[1]	The rights to certain Inventory or Equipment located at specified plant locations may be held by the applicable Plant Loan Party.

Wolf Lake Terminal, Inc.	3200 Sheffield Ave	Hammond	IN	46327	TLL203193
Transflo—Augusta	1765 Essie McIntyre Blvd	Augusta	GA	30904	TLL200199
San Antonio—FOB Sun Coast Resources	5802 E. IH-10	San Antonio	TX	78219	TLL203469
Bio Energy - Lebanon Terminal	3287 Hart Road	Lebanon	OH	45036	325
Brookhaven Rail Terminal	205 Sills Rd	Yaphank	NY	11980	TLL289199
Morristown & Erie Railway	67 S Jefferson Rd	Whippany	NJ	7981	TLL289202
Westmore Petroleum	2 Purdy Ave	Port Chester	NY	10573	329
Hart Petroleum	1900 Plaza Ave	New Hyde Park	NY	11040	328
Upstate Terminals	317 Route 104	Ontario	NY	14519	330
IFI Terminal	1626 S Harbor Dr	Milwaukee	WI	53207	300.FUSION
REG Clovis	1140 County Road 8	Clovis	NM	88101	713
IMTT	250 E 22nd St	Bayonne	NJ	7002	331
Vopak	1500 Clinton Dr	Galena Park	TX	77547	TLL362795
Maxum Petroleum	19501 S Santa Fe Ave	Rancho Dominguez	CA	90221	326
Van-G Logistics	8000 E Manning Ave	Fowler	CA	93625	TLL368497
Van-G Logistics	1625 East Louise	Lathrop	CA	95330	TLL414436
Titan Terminal	4570 Ardine Street	South Gate	CA	90280	TLL311257jon
Seneca Terminal	614 Shipyard Road	Seneca	IL	61360	332
Dutch Hills Terminals	568 Paulison Avenue	Clifton	NJ	7011	333
Chandler Logistics	7035 Hwy 19	Camilla	GA	31730	334
Petroleum Wholesale L.P.	1801 Collingsworth Street	Houston	TX	77009	335
LBC Baton Rouge	1725 HWY 75	Sunshine	LA	70780	336
Stolthaven	2444 English Turn RD	Braithwaite	LA	70040	TLL495212
Tolling Locations

Company	Street Address	City	State	Zip Code	CODE
IRE	1701 E 7th Street	Washington	IA	52353	804

REG Marketing & Logistics Group, LLC—Equipment

Street Address	City	State	Zip Code
416 South Bell Avenue	Ames	IA	50010
3426 E. 28th Street	Newton	IA	50208
REG Services Group, LLC—Inventory
None

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